May 23, 2003

THE MASTERS’ SELECT FUNDS

Supplement Dated May 23, 2003
To Prospectus Dated May 23, 2003

The Masters’ Select Smaller Companies Fund is not currently open for investment. The Fund will be open to investment on June 30, 2003.

Please keep this Supplement dated May 23, 2003 with your Prospectus.